EXHIBIT 99.6

June 12, 1998

Re:    Form S-4, Securities and Exchange Commission
       BankFirst Corporation

To Whom It May Concern:

      We, the undersigned, have been nominated to serve as directors of BankFirst Corporation and hereby consent to the use of our names in the filing of Form S-4 Registration Statement under the Securities Act of 1933 with the Securities and Exchange Commission.

      This statement may be signed in counterpart.

                                                /s/ L.A. Walker, Jr.
                                                --------------------------------
                                                L.A. Walker, Jr.


                                                /s/ W.D. Sullins, Jr.
                                                --------------------------------
                                                W.D. Sullins, Jr.

                                                /s/ C. Scott Mayfield, Jr.
                                                --------------------------------
                                                C. Scott Mayfield, Jr.